EXECUTION COPY AMENDMENT NO. 1 Dated as of November 13, 2019 to SECOND AMENDED AND RESTATED CREDIT AGREEMENT Dated as of September 13, 2018 THIS AMENDMENT NO. 1 (this “Amendment”) is made as of November 13, 2019 by and among PTC Inc., a Massachusetts corporation (the “Parent”), PTC (IFSC) Limited, an entity organized under the laws of the Republic of Ireland (the “Irish Borrower” and, together with the Parent, the “Borrowers”), the Lenders listed on the signature pages hereof and JPMorgan Chase Bank, N.A., as administrative agent for the Lenders (in such capacity, the “Administrative Agent’), under that certain Second Amended and Restated Credit Agreement, dated as of September 13, 2018, by and among the Parent, the Foreign Subsidiary Borrowers from time to time party thereto, the Lenders from time to time party thereto and the Administrative Agent (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement. WHEREAS, the Borrowers have requested that the Lenders and the Administrative Agent agree to make certain amendments to the Credit Agreement; and WHEREAS, the Borrowers, the Lenders party hereto and the Administrative Agent have so agreed on the terms and conditions set forth herein; NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrowers, the Lenders party hereto and the Administrative Agent hereby agree to enter into this Amendment. 1. Amendments to the Credit Agreement. Effective as of the Amendment No. 1 Effective Date (as defined below), the Credit Agreement is hereby amended as follows: (a) Each of the cover page and preamble of the Credit Agreement is hereby amended to add “Wells Fargo Bank, National Association” as a Co-Senior Managing Agent. (b) Section 1.01 of the Credit Agreement is hereby amended to add the following new terms and related definitions in the appropriate alphabetical order: “Amendment No. 1 Effective Date” means November 13, 2019. “BHC Act Affiliate” of a party means an “affiliate” (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such party. “Covered Entity” means any of the following: US-DOCS\111136813.6

(i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b); (ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or (iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b). “Covered Party” has the meaning assigned to it in Section 9.19. “Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable. “QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D). “QFC Credit Support” has the meaning assigned to it in Section 9.19. “Supported QFC” has the meaning assigned to it in Section 9.19. “U.S. Special Resolution Regimes” has the meaning assigned to it in Section 9.19. (c) The definition of “Aggregate Commitment” set forth in Section 1.01 of the Credit Agreement is hereby amended to restate the last sentence thereof to read as follows: “As of the Amendment No. 1 Effective Date, the Aggregate Commitment is $1,000,000,000.” (d) The definition of “Co-Senior Managing Agent” set forth in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows: ““Co-Senior Managing Agent” means each of Barclays Bank PLC, SunTrust Bank, U.S. Bank National Association, Bank of America, N.A. and Wells Fargo Bank, National Association in its capacity as co-senior managing agent for the credit facility evidenced by this Agreement.” (e) The definition of “Commitment” set forth in Section 1.01 of the Credit Agreement is hereby amended to amend and restate the last two sentences thereof to read as follows: “The amount of each Lender’s Commitment as of the Amendment No. 1 Effective Date is set forth on Schedule 2.01, or in the applicable documentation or record (as such term is defined in Section 9-102(a)(70) of the New York Uniform Commercial Code) pursuant to which such Lender shall have assumed its Commitment pursuant to the terms hereof, as applicable. The aggregate amount of the Lenders’ Commitments as of the Amendment No. 1 Effective Date is $1,000,000,000.” (f) Section 1.04 of the Credit Agreement is hereby amended to add the following sentence after the second sentence therein: “Notwithstanding anything to the contrary contained in this Section 1.04 or in the definition of “Capitalized Lease Obligations”, any change in accounting for leases pursuant to GAAP resulting from the adoption of Financial Accounting Standards Board Accounting Standards Update No. 2016-02, Leases (Topic 842) (“FAS 842”), to the extent 2 such adoption would require treating any lease (or similar arrangement conveying the right to use) as a capital lease where such lease (or similar arrangement) would not have been required to be so treated under GAAP as in effect on December 31, 2015, such lease shall not be considered a capital lease, and all calculations and deliverables under this Agreement or any other Loan Document shall be made or delivered, as applicable, in accordance therewith.” (g) A new Section 1.08 of the Credit Agreement is hereby added to read as follows: SECTION 1.08. Divisions. For all purposes under the Loan Documents, in connection with any division or plan of division under Delaware law (or any comparable event under a different jurisdiction’s laws): (a) if any asset, right, obligation or liability of any Person becomes the asset, right, obligation or liability of a different Person, then it shall be deemed to have been transferred from the original Person to the subsequent Person, and (b) if any new Person comes into existence, such new Person shall be deemed to have been organized and acquired on the first date of its existence by the holders of its Equity Interests at such time. (h) A new Section 9.19 of the Credit Agreement is hereby added to read as follows: SECTION 9.19. Acknowledgement Regarding Any Supported QFCs. To the extent that the Loan Documents provide support, through a guarantee or otherwise, for Hedge Agreements or any other agreement or instrument that is a QFC (such support “QFC Credit Support” and each such QFC a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Loan Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States): In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Partybecomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Loan Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Loan Documents were governed bythe laws of theUnited States or a state of the United States. Without limitation of the foregoing, it is understood and agreed that rights and remedies of the parties with respect to a Defaulting Lender shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support. 3

(i) Schedule 2.01 of the Credit Agreement is hereby amended and restated to read as set forth on Schedule 2.01 hereto. 2. Conditions of Effectiveness. The effectiveness of this Amendment (the “Amendment No. 1 Effective Date”) is subject to the following conditions precedent: (a) The Administrative Agent shall have received counterparts to this Amendment duly executed by the Borrowers, the Lenders (including each existing Lender whose Commitment is increasing pursuant to the terms of this Amendment) and the Administrative Agent. (b) The Administrative Agent shall have received favorable written opinions (addressed to the Administrative Agent and the Lenders and dated the Amendment No. 1 Effective Date) of Locke Lord LLP, U.S. counsel for the Credit Parties, and A&L Goodbody, Irish counsel for the Credit Parties, each in form and substance reasonably satisfactory to the Administrative Agent and its counsel and covering such matters relating to the Credit Parties, the Loan Documents, this Amendment or the Transactions as the Administrative Agent shall reasonably request. The Parent hereby requests each such counsel to deliver such opinions. (c) The Administrative Agent shall have received (i) a certificate signed by a Financial Officer of the Parent certifying that, immediately after giving effect (including giving effect on a Pro Forma Basis) to this Amendment, (A) the Parent is in compliance (on a Pro Forma Basis) with the covenants contained in Section 5.07 of the Credit Agreement, (B) the representations and warranties of the Borrowers set forth in the Credit Agreement (as amended by this Amendment) are true and correct in all material respects (or, in the case of any representation or warranty qualified by materiality or Material Adverse Effect, in all respects) on and as of the date of such certificate (or, if a representation or warrantyis expressly stated to have been made as of a specific date, such representation or warranty shall be true and correct in all material respects (or, in the case of any representation or warranty qualified by materiality or Material Adverse Effect, in all respects) as of such specific date), and (C) no Default or Event of Default has occurred and is continuing, and (ii) such other documents and certificates as the Administrative Agent or its counsel may reasonably request relating to the organization, existence and good standing of the Borrowers, the authorization of the Transactions and any other legal matters relating to the Borrowers (which shall include, in the case of the Irish Borrower, evidence that such Borrower has complied with Section 82 of the Companies Act 2014 of Ireland), the Loan Documents or the Transactions, all in form and substance satisfactory to the Administrative Agent and its counsel. (d) The Administrative Agent shall have received (i) for the account of each Lender participating in the increase to the Commitments pursuant hereto that delivers its executed signature page to this Amendment by no later than the date and time specified by the Administrative Agent, an upfront fee in an amount equal to the applicable amount previously disclosed to the Lenders and agreed to by Parent and (ii) payment of the Administrative Agent’s and its Affiliates’ fees and reasonable out-of-pocket expenses (including the reasonable out-of-pocket fees and expenses of counsel for the Administrative Agent) in connection with this Amendment and the other Loan Documents. (e) The Administrative Agent shall have made such reallocations of each Lender’s Applicable Percentage of the Revolving Credit Exposure under the Credit Agreement solely as are necessary in order that the Revolving Credit Exposure with respect to such Lender reflects such Lender’s Applicable Percentage of the Revolving Credit Exposure under the Credit Agreement as amended hereby. The Parent hereby agrees to compensate each Lender for any and all losses, costs and expenses incurred by such Lender in connection with the sale and assignment of any Eurocurrency Loans and the reallocation described in this clause (e), in each case on the terms and in the manner set forth in Section 2.16 of the Credit Agreement. 4

3. Representations and Warranties of the Borrowers. Each of the Borrowers hereby represents and warrants as follows: (a) This Amendment and the Credit Agreement as modified hereby constitute valid and binding obligations of such Borrower, enforceable against such Borrower in accordance with their respective terms. (b) As of the date hereof and immediately after giving effect to the terms of this Amendment, (i) no Default or Event of Default has occurred and is continuing and (ii) the representations and warranties of the Borrowers set forthin theCredit Agreement are true and correct in all material respects (or, in the case of any representation or warranty qualified by materiality or Material Adverse Effect, in all respects) on and as of the date hereof (or, if a representation or warranty is expressly stated to have been made as of a specific date, such representation or warranty shall be true and correct in all material respects (or, in the case of any representation or warranty qualified by materiality or Material Adverse Effect, in all respects) as of such specific date). 4. Reference to and Effect on the Credit Agreement. (a) Upon the effectiveness hereof, each reference to the Credit Agreement in the Credit Agreement or any other Loan Document shall mean and be a reference to the Credit Agreement as amended hereby. (b) The Credit Agreement and all other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed. (c) Except with respect to the subject matter hereof, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement or any other Loan Documents. (d) This Amendment is a Loan Document. 5. Governing Law. This Amendment shall be construed in accordance with and governed by the law of the State of New York. 6. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose. 7. Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Signatures delivered by facsimile or other electronic imaging shall have the same force and effect as manual signatures delivered in person. [Signature Pages Follow] 5

IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written. PTC INC., as the Parent By: /s/ _Kristian Talvitie Name: Kristian Talvitie Title: Chief Financial Officer PTC (IFSC) LIMITED, as the Irish Borrower By: _/s/ Eamonn Clarke_______ Name: Eamonn Clarke Title: Director Signature Page to Amendment No. 1 to Second Amended and Restated Credit Agreement dated as of September 13, 2018 PTC Inc.

JPMORGAN CHASE BANK, N.A., individually as a Lender, as the Swingline Lender, as an Issuing Bank and as Administrative Agent By:_/s/ Daglas P. Panchal Name: Daglas P. Panchal Title: Executive Director Signature Page to Amendment No. 1 to Second Amended and Restated Credit Agreement dated as of September 13, 2018 PTC Inc.

KEYBANK NATIONAL ASSOCIATION, as a Lender By:__/s/ David A. Wild___ Name: David A. Wild Title: Senior Vice President Signature Page to Amendment No. 1 to Second Amended and Restated Credit Agreement dated as of September 13, 2018 PTC Inc.

FIFTH THIRD BANK, as a Lender By:___/s/ Joel Alexander_ Name: Joel Alexander Title: Principal Signature Page to Amendment No. 1 to Second Amended and Restated Credit Agreement dated as of September 13, 2018 PTC Inc.

HSBC BANK USA, NATIONAL ASSOCIATION, as a Lender By:_/s/ Manuel Burgueno________ Name: Manuel Burgueno Title: Senior Vice President Signature Page to Amendment No. 1 to Second Amended and Restated Credit Agreement dated as of September 13, 2018 PTC Inc.

CITIZENS BANK, N.A., as a Lender By:__/s/ William M. Clossey_ Name: William M. Clossey Title: Senior Vice President Signature Page to Amendment No. 1 to Second Amended and Restated Credit Agreement dated as of September 13, 2018 PTC Inc.

ROYAL BANK OF CANADA, as a Lender By:__/s/ Theodore Brown__ Name: Theodore Brown Title: Authorized Signatory Signature Page to Amendment No. 1 to Second Amended and Restated Credit Agreement dated as of September 13, 2018 PTC Inc.

SANTANDER BANK, N.A., as a Lender By:__/s/ Benjamin Hildreth___ Name: Benjamin Hildreth Title: Vice President Signature Page to Amendment No. 1 to Second Amended and Restated Credit Agreement dated as of September 13, 2018 PTC Inc.

TD BANK, N.A., as a Lender By:_/s/ Christopher Matheson_ Name: Christopher Matheson Title: Senior Vice President Signature Page to Amendment No. 1 to Second Amended and Restated Credit Agreement dated as of September 13, 2018 PTC Inc.

BARCLAYS BANK PLC, as a Lender By:_/s/ Martin Corrigan_ Name: Martin Corrigan Title: Vice President Signature Page to Amendment No. 1 to Second Amended and Restated Credit Agreement dated as of September 13, 2018 PTC Inc.

SUNTRUST BANK, as a Lender By:_/s/ Steve Curran__________ Name: Steve Curran Title: Director Signature Page to Amendment No. 1 to Second Amended and Restated Credit Agreement dated as of September 13, 2018 PTC Inc.

U.S. BANK NATIONAL ASSOCIATION, as a Lender By:_/s/ Brian Seipke_____________ Name: Brian Seipke Title: Senior Vice President Signature Page to Amendment No. 1 to Second Amended and Restated Credit Agreement dated as of September 13, 2018 PTC Inc.

BANK OF AMERICA, N.A., as a Lender By:_/s/ Erhlich Bautista__ Name: Erhlich Bautista Title: Vice President Signature Page to Amendment No. 1 to Second Amended and Restated Credit Agreement dated as of September 13, 2018 PTC Inc.

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender By:__/s/ Jesse Mason___________ Name: Jesse Mason Title: Director Signature Page to Amendment No. 1 to Second Amended and Restated Credit Agreement dated as of September 13, 2018 PTC Inc.

SILICON VALLEY BANK, as a Lender By:__/s/ Ryan Aberdale_ Name: Ryan Aberdale Title: Vice President Signature Page to Amendment No. 1 to Second Amended and Restated Credit Agreement dated as of September 13, 2018 PTC Inc.

THE HUNTINGTON NATIONAL BANK, as a Lender By:__/s/ Scott Pritchett__ Name: Scott Pritchett Title: Staff Officer Signature Page to Amendment No. 1 to Second Amended and Restated Credit Agreement dated as of September 13, 2018 PTC Inc.

PEOPLE’S UNITED BANK, NATIONAL ASSOCIATION, as a Lender By:_/s/ Kathryn Williams__ Name: Kathryn Williams Title: SVP Signature Page to Amendment No. 1 to Second Amended and Restated Credit Agreement dated as of September 13, 2018 PTC Inc.

SCHEDULE 2.01 COMMITMENTS LENDER COMMITMENT JPMORGAN CHASE BANK, N.A. $86,734,693.89 KEYBANK NATIONAL ASSOCIATION $86,734,693.88 FIFTH THIRD BANK $72,448,979.59 HSBC BANK USA, NATIONAL ASSOCIATION $72,448,979.59 CITIZENS BANK, N.A. $72,448,979.59 ROYAL BANK OF CANADA $50,000,000.00 SANTANDER BANK, N.A. $72,448,979.59 TD BANK, N.A. $72,448,979.59 BARCLAYS BANK PLC $57,142,857.14 SUNTRUST BANK $57,142,857.14 U.S. BANK NATIONAL ASSOCIATION $57,142,857.14 BANK OF AMERICA, N.A. $57,142,857.14 WELLS FARGO BANK, NATIONAL ASSOCIATION $57,142,857.14 SILICON VALLEY BANK $42,857,142.86 THE HUNTINGTON NATIONAL BANK $42,857,142.86 PEOPLE’S UNITED BANK, NATIONAL ASSOCIATION $42,857,142.86 AGGREGATE COMMITMENTS $1,000,000,000.00